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 [LOGO of American General]                                       Exhibit (e)(9)
 Life Companies

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                                                       EXECUTIVE ADVANTAGE(SM)
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                                                   AUTOMATIC REBALANCING REQUEST
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Policy Number: ______________           Policyholder: _____________________________________________________________
                                                      (LAST NAME, FIRST NAME, MIDDLE NAME)

Insured:   ________________________________________________________  Social Security No.: ______-_____-______
           (LAST NAME, FIRST NAME, MIDDLE NAME)

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For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

[_]  Monthly   [_] Quarterly   [_] Semi-annually    [_] Annually      Following are rebalanced percentages after the transfer:

Guaranteed Account                                  ______%
                                                                                                                       Percent

  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)  Goldman Sachs Variable Insurance Trust
  Invesco Van Kampen V.I. High Yield Fund           _______%         Strategic International Equity Fund               _______%
  Invesco Van Kampen V.I. Mid Cap Value Fund        _______%         Structured U.S. Equity Fund                       _______%
  Alliance Bernstein Variable Products Series Fund, Inc.           JPMorgan Insurance Trust
  Growth Portfolio                                  _______%       Small Cap Core Portfolio                            _______%
  Growth and Income Portfolio                       _______%       The Universal Institutional Funds, Inc.
  Large Cap Growth Portfolio                        _______%         Core Plus Fixed Income Portfolio                  _______%
  Small Cap Growth Portfolio                        _______%         Emerging Markets Equity Portfolio                 _______%
American Century Variable Portfolios, Inc.                           Mid Cap Growth Portfolio                          _______%
  VP Income & Growth Fund                           _______%       Neuberger Berman Advisers Management Trust
  VP International Fund                             _______%         AMT Partners Portfolio                            _______%
BlackRock Variable Series Funds, Inc.                              PIMCO Variable Insurance Trust
 BlackRock Basic Value V.I. Fund                    _______%         High Yield Portfolio                              _______%
 BlackRock Capital Appreciation V.I. Fund           _______%         Long-Term U.S. Government Portfolio               _______%
 BlackRock Government Income V.I. Fund              _______%         Real Return Portfolio                             _______%
 BlackRock Value Opportunities V.I. Fund            _______%         Short-Term Portfolio                              _______%
Fidelity Variable Insurance Products                                 Total Return Portfolio                            _______%
  VIP Balanced Portfolio                            _______%       Vanguard Variable Insurance Fund
  VIP Contrafund Portfolio                          _______%         Total Bond Market Index Portfolio                 _______%
  VIP Index 500 Portfolio                           _______%         Total Stock Market Index Portfolio                _______%
  VIP Money Market Portfolio                        _______%       VALIC Company I
  Franklin Templeton Variable Insurance Products Trust               International Equities Fund                       _______%
  Developing Markets Securities Fund- Class 2       _______%         Mid Cap Index Fund                                _______%
  Foreign Securities Fund- Class 2                  _______%         Small Cap Index Fund                              _______%
  Growth Securities Fund - Class 2                  _______%


___________________________________________________       ___________________________________________________________
SIGNATURE OF INSURED                                      SIGNATURE OF POLICYHOLDER (IF OTHER THAN INSURED)

_________________________________  ____, 20___
DATE SIGNED

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Automatic Rebalance, Executive Advantage(SM), 11/11
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